Exhibit 99.2
BLOUNT INTERNATIONAL, INC.
CORPORATE CODE OF ETHICS
FOR CEO, CFO AND FINANCIAL REPORTING & CONTROL PERSONNEL

1.	Introduction

Blount International, Inc. and Blount, Inc. (the “Corporation”) is publishing this Code of Ethics (the “Code”) in order to provide the Chief Executive Officer, Chief Financial Officer and Controller (or persons performing similar functions) (the “Covered Officers”) with clear guidance as to their conduct as officers of the Corporation. While covering a wide range of business practices and procedures, this Code cannot and does not cover every specific issue that may arise, or every specific situation in which ethical decisions must be made. Rather, this Code sets forth key guiding principles of business conduct that the Corporation expects of the Covered Officers, which principles underscore the Corporation’s commitment to conduct its business in compliance with all applicable laws and regulations and with the highest ethical standards. These principles are intended to provide guidance to the Covered Officers in handling any and all situations and issues that may arise during the Covered Officers’ performance of their duties as officers of the Corporation.

This Code is intended to be our Code of Ethics for the Chief Executive Officer and the Senior Financial Officers pursuant to the provisions of Section 406 of the Sarbanes-Oxley Act of 2002 and related rules of the U.S. Securities and Exchange Commission (the “SEC”).

2.	Honesty and Ethical Conduct

Each Covered Officer owes a duty to the Corporation to act honestly and ethically. Deceit and subordination are inconsistent with honest and ethical conduct. Each Covered Officer must be honest and candid while still maintaining the confidentiality of information where required or consistent with the Corporation’s policies, and each Covered Officer must adhere to the highest standard of business ethics in the performance of each of his or her duties as an officer of the Corporation (including the handling of actual or apparent conflicts of interest).

3.	Full, Fair, Accurate, Timely and Understandable Public Disclosure

The Corporation is committed to providing information about the Corporation and its subsidiaries to the public in a manner that is consistent with all applicable legal and regulatory requirements and that promotes investor confidence by facilitating fair, orderly and efficient behavior. Therefore, each Covered Officer is responsible for ensuring that all disclosures made in all periodic reports and documents filed with the SEC, and all other public communications by the Corporation, are full, fair, accurate, timely and understandable. In furtherance thereof, each Covered Officer should (i) be familiar with and comply with the disclosure requirements applicable to the Corporation and (ii) not knowingly misrepresent, or cause others to misrepresent, facts about the Corporation and its subsidiaries, whether to internal or external persons or parties (including the Corporation’s Independent Auditors, governmental regulators and the New York Stock Exchange).

In addition, in order to satisfy the disclosure obligations referred to above, the Corporation is required by law to keep accurate and complete company books, records, and accounts to reflect the Corporation’s transactions and is required to maintain an adequate system of internal controls for all of its business transactions, records and accounts.

Therefore, the Corporation’s books and records must exhibit the highest degree of integrity. The Covered Officers should, to the extent appropriate within their area or responsibility, consult with other officers and employees of the Corporation and take other appropriate steps regarding such books, records and accounts with the goal of making the Corporation’s books, records and accounts complete, accurate, and supported by appropriate documents in auditable form.

The Covered Officers shall promptly bring to the attention of the Corporation’s General Counsel (the “General Counsel”) and the Audit Committee any information to which they have actual knowledge concerning (i) significant deviations in the design or operation of internal controls which could adversely affect the Corporation’s ability to record, process, summarize and report financial data or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s financial reporting, disclosures or internal controls.

4.	Compliance With Laws, Rules and Regulations

The Corporation is strongly committed to conducting its business affairs with honesty and integrity and in full compliance with all applicable laws, rules and regulations, wherever business is conducted. No Covered Officer may violate any applicable law, rule or regulation, or instruct or authorize others to do so, for any reason in connection with any act, decision or activity that is or may appear to be related to such Covered Officer’s employment by or position with the Corporation. In some instances, laws, rules and regulations may be ambiguous and difficult to interpret. In such cases, a Covered Officer should seek legal advice through the Corporation’s Legal Department in order to ensure that he or she is in compliance with this policy as it pertains to legal matters and that both the Covered Officer and the Corporation are observing and obeying all applicable laws, rules and regulations.

Covered Officers who have knowledge of material nonpublic information are prohibited from trading in securities of the Corporation or another company who may be the subject of such information (including customers, partners or suppliers) and should not pass along such information to anyone else who does not have a need to know such information, except when disclosure is expressly authorized or legally required.

5.	Conflict of Interest

The term “conflict of interest” describes any circumstance in which a Covered Officer’s personal interests, relationships or activities, or those of a member of such Covered Officer’s immediate family, interfere or conflict, or appear to interfere or conflict, with the interests of the Corporation. Activities which involve the unauthorized use of the Corporation’s time, equipment, or information, which significantly interfere with job performance, which could damage the Covered Officer’s or the Corporation’s good reputation, or which otherwise conflict or compete with the Corporation’s business interests, are examples of conflicts of interest. In essence, a Covered Officer should not use his or her position or the assets or influence of the Corporation for personal advantage, or for the advantage of immediate family members, to the detriment of the Corporation, and should always act in the best interests of the Corporation. Covered Officers should not take for themselves personally (or for the benefit of friends or family members) opportunities that are discovered through the use of corporate property, information or position. No Covered Officer may compete with the Corporation.

The Corporation is prohibited from, directly or indirectly, extending or maintaining credit (or arranging for an extension of credit) in the form of a personal loan to any Covered Officer or a member of such Covered Officer’s immediate family.

Each Covered Officer should avoid conflicts of interest wherever possible, and should discuss any material transaction or relationship that could reasonably be expected to give rise to a conflict of interest (or any situation which accidentally or unexpectedly gives rise to a conflict of interest) with the General Counsel, and upon the General Counsel’s recommendation, with the Audit Committee.

6.	Fair Dealing

Each Covered Officer must deal fairly with the Corporation’s customers, suppliers, partners, service providers, competitors, employees and anyone else with whom he or she has contact in the course of performing his or her duties. No Covered Officer may take unfair advantage of anyone through manipulation, concealment, abuse or privileged information, misrepresentation of facts or any other unfair dealing practice.

7.	Reporting and Accountability

Situations that may involve a violation of ethical principles, laws or this Code may not always be clear and may require difficult judgments. Covered Officers should seek the advice of the General Counsel if they have questions or concerns about violations of laws, rules or regulations or about this Code. If the General Counsel has concerns or questions about the rules and regulations set forth in this Code, or the interpretation thereof, he or she should seek the guidance of the Audit Committee.

The Audit Committee is responsible for applying this Code to specific situations in which questions are presented to it and has the authority to interpret this Code in any particular situation. Each Covered Officer must (i) notify the General Counsel promptly of any existing or potential violation of this Code (failure to do so is itself a violation of this Code) and (ii) not retaliate against any officer or employee for reports of potential violations that are made in good faith. Other persons who have knowledge of any existing or potential violation of this Code by a Covered Officer should promptly notify the General Counsel.

The Corporation will follow the following procedures in investigating and enforcing this Code and in reporting on the Code: (i) violations and potential violations will be reported by the General Counsel to the Audit Committee after appropriate investigation, (ii) the Audit Committee shall take all actions it considers appropriate to investigate any violations reported to it, (iii) if the Audit Committee determines that a violation has occurred, it will inform the Board of Directors of the Corporation and (iv) upon being notified that a violation has occurred, the Board of Directors will take such disciplinary or preventive action as it deems appropriate, up to and including dismissal or, in the event of criminal or other serious violations of law, notification to the SEC or other appropriate law enforcement authorities.

8.	Protection and Proper Use of the Corporations Assets

Covered Officers should protect the Corporation’s assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Corporation’s profitability and are prohibited. Any suspected incident of fraud or theft should be reported for investigation immediately.

9.	Waivers and Amendments
Any waiver of this Code relating to a Covered Officer may be made only by the Audit Committee or the Board of Directors. Management shall periodically review and reassess the adequacy of this Code and shall recommend changes to the Board for approval. The Board reserves the right to amend this Code from time to time as it determines to be desirable or appropriate. Amendments to or waivers of the provisions in this Code for Covered Officers will promptly be disclosed to the Corporation’s investors in accordance with all applicable laws and regulations.

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